© 2026. Zai Lab. All Rights Reserved.NASDAQ:ZLAB | HKEX:9688 Advancing First- and Best-in- Class Therapies in Oncology and Immunology October 2026

Forward-Looking Statements 2 Forward-Looking Statements This presentation contains forward-looking statements, including statements relating to our strategy and plans; potential of and expectations for our business, commercial products, and pipeline programs; our goals, objectives, and priorities and our expectations under our growth strategy (including our expectations regarding our commercial products and launches and clinical stage products); the peak sales potential of our programs; capital allocation and investment strategy; clinical development programs and related clinical trials, including the planned initiation, design, and number of clinical trials, our plans for combination regimens with our collaboration partners; expected timing and results of clinical trial data, data readouts, and presentations; regulatory discussions, submissions, filings, and approvals and the timing thereof, including expected timing of investigational new drug applications, the potential submission of our first biologics license application and potential global approvals; the potential benefits, safety, and efficacy of our products and product candidates and those of our collaboration partners; the anticipated benefits and potential of investments, collaborations, and business development activities; the potential market opportunities of, and estimated addressable markets for, our commercial products and product candidates, including estimated patient populations; and our future financial and operating results. 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This data involves a number of assumptions and limitations, and the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors. Trademarks The trademarks and registered trademarks appearing in this presentation are the property of their respective holders. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

© 2023. Zai Lab. All Rights Reserved.NASDAQ:ZLAB | HKEX:9688 DLL3 ADC Zoci (ZL-1310) Backbone ADC in SCLC and NEC ESMO 2026 Data Update

Zoci: A next-generation ADC engineered for potency and tolerability

Zoci is built on the TMALIN® platform for potent, targeted tumor killing[1]



A
B
C
8

A: Humanized anti-DLL3 IgG1 mAb

B: Cleavable tripeptide-based linker

C: Camptothecin derivative payload, C24

Zocilurtatug pelitecan, or zoci, is a **novel ADC targeting DLL3,** a neuroendocrine-specific antigen that is highly expressed in SCLC[2-4] and validated as a therapeutic target

Key Properties

DAR=8

Efficient payload delivery to targeted cells

TME-Specific Release

Minimizes systemic toxicity for better tolerability through tumor microenvironment-activable linker

Potent Bystander Killing

Topo-1 inhibitor payload C24 for maximum tumor impact, including heterogeneous tumors

Sources: (1):218; Liu LN, et al. Poster presented at: ELCC; March 22, 2024; Prague, Czech Republic. TMALIN = Tumor Microenvironment-Activable LINker-payload; (2) Sabari JK, et al. Nat Rev Clin Oncol. 2017;14(9):549–61; (3) Saunders LR, et al. Sci Transl Med. 2015;7(302):302ra136; (4) Petrelli F, et al. Mol Clin Oncol. 2021;15

4

Five attributes position zoci as a potential backbone ADC in SCLC and NEC 5 A differentiated clinical profile, a global Phase 3 underway and a broad development program in SCLC and NEC 01 High response rates 02 Durable responses 03 04 05 Leading global development Strong efficacy • Favorable tolerability • Intracranial activity • Global scale Robust brain activity Potential best-in-class safety

Advancing zoci across multiple indications and treatment settings 6 Indication Line Regimen Phase Development Status ES-SCLC 2L+ Zoci monotherapy Phase 3 Phase 3 ongoing 1L Zoci + PD-L1 Phase 1 Phase 1 ongoing; Phase 3 in planning 1L+ Zoci + TCE ± PD-L1 Phase 1b Phase 1b ongoing epNEC 2L Zoci monotherapy Phase 1/2 Registrational cohort fully enrolled 1L+ Zoci + TCE ± PD-L1 Phase 1b/2 Phase 1b/2 initiating Other exploratory indications: LS-SCLC, brain tumor, LCNEC

Zoci combines strong efficacy and favorable tolerability, enabling broad development across SCLC Sources: (1) Rocha, Pedro. AACR-NCI-EORTC 2025; (2) Rocha, Pedra. AACR 2026. Abstract 10362; (3) Giannis Mountzios, M.D., Ph.D., NEJM 2025 (DeLLphi-304); (4) Caicun Zhou. WCLC 2025. Grade ≥3 TRAEs for selected go-forward dose of 2.0mg/kg. (5) Myung-Ju Ahn. WCLC 2025 (IDeate-Lung01); (6) Li Zhang. WCLC 2026 (TAISHAN-302); (7) Linlin Wang. WCLC 2025; (8) Lauren A. Byers, WCLC 2025. Grade ≥3 TRAEs for selected go-forward dose of 1.8mg/kg. (9) J. Wang. WCLC 2026 (ARTEMIS-008) 7 Potential first-in-class DLL3 ADC with systemic + intracranial activity, and a best-in-class safety profile 68% High response rates ORR in 2L SCLC with 1.6 mg/kg¹ 6.1 mo Durable responses Median DoR in 2L+ across all doses¹ 62.5% Robust activity in brain Confirmed intracranial ORR, including 25% CR² Potential best-in-class safety Grade ≥3 TRAEs in 2L+ SCLC, % of patients (cross-trial) 13% 27% 35% 37% 46% 48% 49% 61% Zoci (1.6 mg/kg) Tarlatamab QLC5508 I-DXd Tam-Peli IDE849 ABBV-706 Ris-Rez Zoci (1.6 / 1 3 4 5 6 7 8 9 Zoci in 2L+ SCLC

Phase 1 study design evaluating zoci + IO ± carboplatin in 1L SCLC

ESMO 2026

Treatment	Cohorts

Asymptomatic brain metastasis (treated or untreated) allowed, Prior DLL3-targeted therapy allowed, ECOG Performance Status 0-1

Doublet

Zoci + atezolizumab

Dose escalation

Zoci (0.8, 1.2, 1.6 mg/kg) + atezolizumab

r/r ES-SCLC ≤2 prior lines

Backfill

Zoci (1.2, 1.6 mg/kg) + atezolizumab

1L ES-SCLC or 1L maintenance

Dose expansion

Zoci 1.6 mg/kg + atezolizumab

1L ES-SCLC

ESMO 2026 dataset includes:
43 1L ES-SCLC patients (1.6 mg/kg n=33; 1.2 mg/kg n=10)
13 1L ES-SCLC patients (all triplet cohorts)

Triplet

Zoci + atezolizumab + carboplatin

(followed by **Zoci** + atezolizumab maintenance)

Triplet dose escalation

Zoci 0.8 mg/kg + Atezo + Carbo 5 mg/ml/min;
Zoci 0.8 mg/kg + Atezo + Carbo 4 mg/ml/min;
Zoci 1.2 mg/kg + Atezo + Carbo 4 mg/ml/min

All patients enrolled in triplet regimen are 1L ES-SCLC (n=13)

Note: This report includes efficacy and safety for 1L patients who have the opportunity of at least 12 weeks follow-up and data cutoff date was Sep 09, 2026.
Safety: AE assessed by CTCAE v 5.0; Response was assessed by investigator per RECIST v1.1. Tumor evaluation is scheduled every 6 weeks for the first 30 weeks, then every 9 weeks till disease progression or death/withdraw consent/lost to follow-up. Sources: Zhao, Jun. ESMO 2026 Poster.

8

Demographics and baseline characteristics 9Source: Zhao, Jun. ESMO 2026 Poster. Demographics and Baseline Characteristics for 1L Patients Doublet selected as go-forward combination ESMO 2026 Zoci + atezolizumab doublet Zoci + atezolizumab + carboplatin triplet Dose Level Total Dose Level TotalZoci Zoci Carbo AUC5 Carbo AUC4 1.2mg/kg (n=10) 1.6mg/kg (n=33) Total (n=43) 0.8 mg/kg (n=4) 0.8 mg/kg (n=3) 1.2 mg/kg (n=6) Total (n=13) Male, n (%) 8 (80.0) 26 (78.8) 34 (79.1) 3 (75.0) 3 (100) 4 (66.7) 10 (76.9) Age, median (range), years 62 (51, 75) 63 (46, 75) 63 (46, 75) 61 (58, 66) 69 (66, 69) 68 (59, 75) 66 (58, 75) ECOG PS = 1, n (%) 7 (70.0) 25 (75.8) 32 (74.4) 3 (75.0) 3 (100) 5 (83.3) 11 (84.6) Race, n (%) Asian 10 (100) 30 (90.9) 40 (93.0) 3 (75.0) 2 (66.7) 2 (33.3) 7 (53.8) White 0 3 (9.1) 3 (7.0) 0 1 (33.3) 4 (66.7) 5 (38.5) Brain Metastasis-Yes, n (%) 2 (20.0) 6 (18.2) 8 (18.6) 1 (25.0) 0 2 (33.3) 3 (23.1) Stage IV disease at initial diagnosis, n (%) 8 (80.0) 25 (75.8) 33 (76.7) 3 (75.0) 2 (66.7) 5 (83.3) 10 (76.9)

1L SCLC: Zoci in combination with atezolizumab demonstrates a high rate of robust responses Source: Zhao, Jun. ESMO 2026 Poster. Data cut-off (DCO) is Sep 9, 2026.* Patients without target lesions at baseline or evaluable post-baseline tumor assessments were not shown. As of the DCO, two patients reached EOT without disease progression before an evaluable post-baseline assessment was obtained. Target Tumor Reduction per RECIST v1.1 by Investigator Assessment 10 81.8% ORR in 1L SCLC with a chemo-free regimen (1.6 mg/kg Zoci + atezolizumab) Tumor response Zoci 1.2 mg/kg + Atezo (N=10) Zoci 1.6 mg/kg + Atezo (N=33) Best overall response, n (%) CR 0 0 PR 8 (80.0) 27 (81.8) SD 2 (20.0) 2 (6.1) PD 0 2 (6.1) cORR, % (95% CI) 80.0 (44.4, 97.5) 81.8 (64.5, 93.0) ESMO 2026 -110 -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 40 50 → → → * → → → → → → * * → → → → → → → → → → → → → → → → → → → → → → * *BOR per RECIST v1.1 SD PD Zoci 1.2 mg/kg + Atezolizumab (n=10） Zoci 1.6 mg/kg + Atezolizumab (n=31） → Treatment Ongoing * Brain Metastatic Be st P er ce nt ag e C ha ng e fro m B as el in e in th e Su m o f t he D ia m et er s of T ar ge t L es io n (% ) * * * Confirmed PR Zoci + atezolizumab

1L SCLC: Rapid, deep tumor reduction with emerging durability Abbreviation: Not reached (NR). Duration of response (DoR). Source: Zhao, Jun. ESMO 2026 Poster. Data cut-off (DCO) is Sep 9, 2026. 11 ESMO 2026 97.1% 34 of 35 responders achieved response at the first post-baseline tumor assessment NR Median DoR In the first 15 patients of 1.6mg/kg doublet in 1L: (median follow-up: 10 mo) Across both dose levels in 1L: Durable Tumor Reduction Observed in Doublet Cohorts Zoci + atezolizumab Pe rc en ta ge C ha ng e fro m B as el in e in th e Su m of th e D ia m et er s of T ar ge t L es io n (% ) Months after Treatment Initiation Zoci 1.6 mg/kg + Atezolizumab (n=31） → Treatment Ongoing Overall Response per RECISTv1.1 PR SD PD Zoci 1.2 mg/kg + Atezolizumab (n=10） 25/33 (75.8%) of patients on 1.6 mg/kg doublet are still on treatment as of DCO. Zoci 1.2 mg/kg + Atezolizumab (n=10） Zoci 1.6 mg/kg + Atezolizumab (n=31） → Treatment Ongoing Overall Response per RECISTv1.1 PR SD PD

1L SCLC: Progression-free survival with zoci in combination with atezolizumab Source: Zhao, Jun. ESMO 2026 Poster. Data cut-off (DCO) is Sep 9, 2026. Zoci 1.6mg/kg + atezolizumab ESMO 2026 6-month PFS rate 81.9% Median follow-up: 4.6 months Pr og re ss io n- Fr ee S ur vi va l P ro ba bi lit y (% ) Time from First Dose (Months)No at risk 1.6 mg/kg + atezo 33 30 29 18 14 11 11 8 8 3 0 In the first 15 patients of 1.6mg/kg doublet in 1L: (median follow-up: 10 mo) 66.7% Have not yet experienced disease progression or death at DCO Initial Cohort + Expansion Cohort | n=33 Median PFS Not reached 12 All 33 patients

1L SCLC: Best-in-class safety profile amenable to combination treatment Low rates of Grade ≥3 AEs in combination with atezolizumab Source: Zhao, Jun. ESMO 2026 Poster. Data cut-off (DCO) is Sep 9, 2026. * As dose expansion of Zoci + atezolizumab was ongoing at the data cutoff, safety data remain preliminary and subject to ongoing data cleaning. (1) Drug interruption includes infusion interruption or treatment delay compared with the scheduled date due to AE. 13 AEs, n (%) Zoci 1.2 mg/kg + Atezolizumab (N=10) Zoci 1.6 mg/kg + Atezolizumab (N=33) Total (N=43) Any 10 (100) 32 (97.0) 42 (97.7) Related to Zoci 10 (100) 31 (93.9) 41 (95.3) Serious 4 (40.0) 6 (18.2) 10 (23.3) Related to Zoci 2 (20.0) 3 (9.1) 5 (11.6) Grade ≥ 3 5 (50.0) 7 (21.2) 12 (27.9) Related to Zoci 4 (40.0) 3 (9.1) 7 (16.3) Leading to Zoci Drug Interruption1 5 (50.0) 9 (27.3) 14 (32.6) Related to Zoci 4 (40.0) 5 (15.2) 9 (20.9) Leading to Zoci Dose Reduction 0 2 (6.1) 2 (4.7) Related to Zoci 0 2 (6.1) 2 (4.7) Leading to Zoci Drug Discontinuation 1 (10.0) 0 1 (2.3) Related to Zoci 1 (10.0) 0 1 (2.3) Safety Summary 1.6 mg/kg + atezolizumab | N=33 9.1% Grade ≥3 AEs related to Zoci 3.0% ILD/pneumonitis (1/33), Grade 1 0 No deaths No drug discontinuations ESMO 2026

1L SCLC treatment landscape is evolving and zoci is strategically well positioned

1 TODAY'S SOC
IO + platinum/etoposide ± lurbi maintenance

Induction
IO + platinum/etoposide
(4 cycles)

Maintenance
IO

IO + Platinum/etoposide

+ lurbi + IO maintenance
for eligible non-progressors

Published benchmarks[1]

IO + chemo (IMpower133 / CASPIAN):
- **ORR:** 60–68%
- **mPFS:** 5.1–5.2 mo
- **mOS:** 12.3–12.9 mo
- **Grade 3/4 AEs:** ~57–62%

2 WHERE SOC IS HEADING
Tarla maintenance after induction

Induction
durvalumab +
platinum/etoposide
(4 cycles)

Maintenance
tarla + durvalumab

Durvalumab + Platinum/etoposide

+ Durvalumab + Tarla (TCE)
for eligible non-progressors

Key limitations / friction
- Some patients progress before maintenance (20-30% patients progressed during induction)[1,2]
- TCE-related CRS / neurotoxicity monitoring
- Access, site readiness and patient preference may limit uptake

3 FUTURE OPPORTUNITY
Upfront continuous treatment

Conceptual vision

DOUBLET Zoci + IO

TRIPLET Zoci + IO + TCE

Treat continuously until progression

No separate induction / maintenance phases

Potential strategic benefits
- Reach patients earlier
- Avoids attrition between induction and maintenance
- Chemotherapy-sparing, continuous regimen
- Positions zoci as a backbone ADC for next-generation combinations

Sources: (1) Horn, NEJM 2018 (IMpower133); Paz-Ares, Lancet 2019 (CASPIAN). Grade 3/4 AEs for IO + chemo: IMpower133 56.6%, CASPIAN 62% (all-cause)

14
zaiLab

Zoci + DLL3 TCE: Two global studies building toward 1L triplet in SCLC and NEC

STAGE	Amgen / Zai Lab: **Zoci + IMDELLTRA® (tarlatamab)** DeLLphi-313 · Global Phase 1b · patients with ES-SCLC		Boehringer Ingelheim / Zai Lab: **Zoci + obrixtamig** Global Phase 1b/2 · patients with poorly differentiated NEC	
Dose exploration	Part 1 2L+ SCLC	Zoci (multiple doses) + tarlatamab	Part 1 Poorly differentiated NECs	Zoci (multiple doses) + obrixtamig
Dose expansion	Part 2 2L / 2L+ SCLC	Zoci (RP2D) + tarlatamab		
1L ES-SCLC triplet	Part 3 1L ES-SCLC	Zoci (RP2D) + tarlatamab + durvalumab	Part 2 1L ES-SCLC	Zoci (RP2D) + obrixtamig + atezolizumab

- **Amgen and BI to sponsor and lead global Phase 1b and 1b/2 studies, respectively; Zai Lab will supply study drug**
- **Zai Lab continues to pursue additional combination approaches**

15

zai Lab

Expansion opportunities for zoci

A steady cadence of data readouts and regulatory submissions, with further expansion opportunities ahead



TODAY
Zoci: 1L SCLC
Data at ESMO
3
Pivotal Trials by YE'26 for zoci
2L+ SCLC
1L SCLC
2L+ NEC
Zoci: NEC
Registrational topline data
Zoci:
Potential BLA submission
Zoci: 2L+ SCLC
(DLLEVATE)
Registrational topline data
Potential Global Approvals
Zoci in 2L+ SCLC
Zoci in 2L+ epNEC
Zoci (+ IO) in 1L SCLC
Zoci (+ TCE + IO) in 1L SCLC
2H'26
YE'26
1H 2027
2H 2027
2028+

Note: SAD = single ascending dose; MAD = multiple ascending dose; AD = atopic dermatitis; SCLC = small cell lung cancer; epNEC = extrapulmonary neuroendocrine carcinomas

16

zaiLab

© 2026. Zai Lab. All Rights Reserved.NASDAQ:ZLAB | HKEX:9688 APPENDIX

© 2023. Zai Lab. All Rights Reserved.NASDAQ:ZLAB | HKEX:9688 DLL3 ADC Zoci (ZL-1310) Additional Details

A $9B global addressable market across SCLC and NEC by 2032

$9+ Billion
Total Addressable Market

Total Addressable Population

1L SCLC[2]
~200K patients
First-line treatment
Small Cell Lung Cancer

2L+ SCLC[2]
~150K patients
Second-line and beyond
Small Cell Lung Cancer

Other NECs[3]
~100K
Neuroendocrine Carcinomas
(excluding SCLC)


1L SCLC
2L+ SCLC
Other NECs

Source: EvaluatePharma.
Notes: (1) Total market opportunity in 2032 with 100% POS across Limited Stage and Extensive Stage SCLC (all lines) and NEC assessed by EvaluatePharma; (2) The drug-treated population for first-line extensive-stage small cell lung cancer (1L ES-SCLC) in major markets (U.S., EU5, Japan, China) is estimated at ~200,000 in 2024, with approximately 75% of these patients relapsing and proceeding to second-line or later treatments; (3) The estimated incidence of NECs (excluding SCLC) in major markets (U.S., EU5, Japan, China).

19

© 2023. Zai Lab. All Rights Reserved.NASDAQ:ZLAB | HKEX:9688 Zai Lab Company Overview Beyond zoci: the broader Zai Lab portfolio

Why invest in Zai Lab now?

1 Two Shots at Category Leadership with Zoci and ZL-1503

- ✓ Two differentiated, potential first-in-class/best-in-class assets
- ✓ **Zoci (DLL3 ADC)** has demonstrated strong efficacy and best-in-class safety with potential to be a **backbone ADC of choice in SCLC and NEC**; 81.8% confirmed ORR in 1L SCLC[1]
- ✓ **ZL-1503 (IL-13/IL-31Rα)** has the potential to address a gap in atopic dermatitis (dual MOA, extended dosing) in a $30B+ market

2 Catalyst-rich Next 12 Months

- ✓ **Multiple data readouts** upcoming (Zoci 1L SCLC at ESMO 2026, ZL-1503 SAD and MAD data, NEC registrational data)
- ✓ First potential **BLA submission** to the FDA in 2027

3 Global R&D Engine

- ✓ Integrated US-China R&D model delivering with **speed** and **consistent** execution
- ✓ **Six additional global programs** with three in or entering the clinic (ZL-6201, ZL-1222, ZL-1311)

4 Strong Financial Position

- ✓ **$718 million** cash position as of Q2 2026
- ✓ **Commercially profitable** business
- ✓ Revenues expected to return to YoY growth in 2027

Continuously evaluating transformational opportunities to enhance shareholder value

Sources: (1) Zhao, Jun. ESMO 2026 Poster. 81.8% cORR in 1L SCLC for zoci 1.6 mg/kg + atezolizumab.

21

zaiLab

Two lead global assets in oncology and immunology

1

Zoci | Backbone ADC of choice for SCLC and NEC

Potential First-in-Class/Best-in-Class DLL3 ADC

Strong efficacy in 1L, 2L+ SCLC and NEC	High responses with good durability[1]
Differentiated activity in brain mets	Robust intracranial responses, including complete responses[2]
Best-in-class safety	Safety profile amenable to zoci as backbone ADC of choice
Combo w/TCE and PD-(L)1	Collaborations with AMGN and BI

ZL-1503 | Dual MOA + long-acting for AD and more

Potential Best-in-Class IL-13/IL-31Rα Bispecific

Dual inhibition	for broad disease control
Rapid itch suppression	Rapid and sustained itch suppression up to 133 days in NHP[3]
Inflammation control	pSTAT6 suppression sustained preclinically
Extended dosing	YTE-modified for infrequent dosing

Note: (1) Zai Lab 2025 AACR-NCI-EORTC presentation, confirmed ORR 68% at 1.6 mg/kg in 2L SCLC (n=19); median DOR 6.1 months across all doses and lines; (2) Zai Lab AACR 2026 presentation (April 2026). ORR and safety data from the 1.6 mg/kg cohort unless otherwise stated; (3) Liu L, et al. ZL-1503: A Bispecific Antibody Targeting Inflammatory and Pruritogenic Pathways with a Prolonged Serum Half-life and Sustained Activity in Non-human Primates. Poster presented at: EAACI Congress 2025; June 13, 2025; Glasgow, Scotland. Poster D1.365 (Abstract #000625).

22

zaiLab

Additional expansion opportunities for zoci and ZL-1503

2

A steady cadence of data readouts and regulatory submissions, with further expansion opportunities ahead

TODAY

2H'26
- **ZL-1503: AD** SAD data in healthy volunteers
- **Zoci: 1L SCLC** Data at ESMO

YE'26
- **3** Pivotal Trials by YE'26 for zoci
  - 2L+ SCLC
  - 1L SCLC
  - 2L+ NEC

1H 2027
- **ZL-1503: AD** MAD data in AD patients
- **Zoci: NEC** Registrational topline data

2H 2027
- **Zoci:** Potential **BLA submission**
- **Zoci: 2L+ SCLC (DLLEVATE)** Registrational topline data

2028+

Potential Global Approvals
- Zoci in 2L+ SCLC
- Zoci in 2L+ epNEC
- Zoci (+ IO) in 1L SCLC
- Zoci (+ TCE + IO) in 1L SCLC
- ZL-1503 in atopic dermatitis

Note: SAD = single ascending dose; MAD = multiple ascending dose; AD = atopic dermatitis; SCLC = small cell lung cancer; epNEC = extrapulmonary neuroendocrine carcinomas

23

zaiLab

R&D shifting to global programs with the highest value-creation potential

3

Concentrating resources towards global programs that are driving the next wave of innovation

% R&D Spending by Global vs Regional*

Note: *illustrative purposes only to show trends; graph is not drawn to scale.



2022
2023
2024
2025
2026E
% Global
% Regional
R&D Spending ($)

Key Areas of Global Pipeline Investment Over the Next 5 Years

Zoci (DLL3 ADC)

ZL-1503 (IL-13/IL-31Rα)

ZL-6201 (LRRC15 ADC)

ZL-1311 (MUC17xCD3 TCE)

ZL-1222 (IL-12/PD-1)

24

Commercially profitable; revenue expected to return to YoY growth in 2027 $106M Q2 2026 Total Revenue +11% Q2 2026 Product Revenue1, QoQ $718M Cash Position2 Return to meaningful YoY revenue growth in 2027 SG&A expense as % of total revenue 0% 20% 40% 60% 80% 100% 111.9% 2H23 79.3% 1H24 70.9% 2H24 62.1% 1H25 58.7% 2H25 67.0% 1H26 62% of revenue invested in R&D 1H’26 Operating DisciplineQ2 2026 Update Support continued investment in innovation and future growth Notes: (1) Q2 2026 product revenue of $105.8 million. (2) Cash and cash equivalents, short-term investments, and current restricted cash ending June 30, 2026. $718m cash position with commercial profitability, operating discipline and increased efficiencies 25 4

© 2023. Zai Lab. All Rights Reserved.NASDAQ:ZLAB | HKEX:9688 (IL-13/IL-31Rα) ZL-1503 Long-acting dual blockade in AD

Clear unmet need creates opportunity for next-generation biologics in AD

Significant unmet needs remain in AD: inadequate disease control, persistent itch and frequent dosing

Market Opportunity

204M Estimated Global AD Prevalence[1]

>$30B 2030 AD Biologics Market (Projected)[2]

Unmet Needs in Current Treatment

~50% Report severe pruritus (VAS ≥7)[3]

~40% Remain inadequately controlled on current AD biologics

6-26 Injections required per year for current biologics

ZL-1503 targets both IL-13 and IL-31Rα



ZL-1503
Binds to IL-13 and prevents heterodimerization of IL13Rα1/IL-4Rα
Inhibits IL-31 signaling by binding to IL-31Rα
IL-13
IL-31
IL-4Ra
IL-13Ra1
IL-13Ra
OSMR
X
Prevents downstream signaling
Th2 Differentiation
Eosinophil and mast cell production
IgE production
Activation of JAK-STAT, PI3K/AKT, and MAPK pathways
Production of proinflammatory cytokines/chemo kines
Sensory nerve activation leading to itch

Notes: (1) AD affects 101 million adults and 103 million children worldwide (The British Journal of Dermatology 2024; 190: 55-61); (2) global AD biologics market estimates by EvaluatePharma; (3) Silverberg JI, Mohawk JA, Cirulli J, Nograles K, Punzalan JC, Kelly KM, Kim BS, Guttman-Yassky E, Lebwohl M. Burden of Disease and Unmet Needs in Atopic Dermatitis: Results From a Patient Survey. Dermatitis. 2023;34(2):135-144.

27

zai Lab

ZL-1503 is a highly differentiated bispecific targeting IL-13 and IL-31Rα

A potential best-in-class bispecific designed to reduce itch and inflammation with less frequent dosing

Potential Advantages of ZL-1503

Improved Clinical Responses

Potent inhibition of **IL-13**-induced STAT6 signaling (reporter cell assay)

Strong lesion control (e.g. EASI, IGA)

Rapid & Durable Itch Control

Rapid itch suppression and sustained for up to 133 days through **IL-31Rα**

Less frequent dosing

YTE-modifications to extend half-life

NHP half-life of 28 days

Attribute	Dupilumab (IL-4Ra)	Nemolizumab (IL-31Ra)	Lebrikizumab (IL-13)	Upadacitinib (JAK)	ZL-1503 (IL13/IL-31Ra)[1]
Lesion Control (EASI-75)	Excellent (48%)	Fair (42-44%)	Excellent (55%)	Superior (60-70%)	**Excellent**
Itch Relief Speed	Fair (>2 wks)	Superior (Day 2)	Fair	Superior (Day 2)	**Superior**
Dosing Convenience	Poor (Q2W)	Good (Q4W-Q8W)	Good (Q4W-Q8W)	Good (daily oral)	**Superior**
Safety	Excellent	Excellent	Excellent	Poor (Boxed Warning)	**Excellent**

Notes: (1) ZL-1503 potential profile.

28

zai Lab

First-in-Human data in 2H'26 — AD patient data in 1H'27

Rapid execution from first-in-human dosing to AD patient data positions ZL-1503 for Phase 2 in 2027

Global Phase 1/1b Trial Design

Population: Healthy volunteers (SAD) and atopic dermatitis patients (MAD)

N~100

Part A (SAD) — Healthy volunteers, 4 dose cohorts
ENROLLMENT COMPLETED

↓

Part B (MAD) — Moderate-to-severe AD patients, 2 dose cohorts
CURRENTLY ENROLLING

Key Upcoming Milestones

- **Q4 2026**
  First-in-human data from SAD portion
- **1H 2027**
  Initial data from MAD portion in AD patients
- **2027**
  Phase 2 initiation
- **2028+**
  Potential expansion: prurigo nodularis and other

29

© 2023. Zai Lab. All Rights Reserved.NASDAQ:ZLAB | HKEX:9688 (LRRC15 ADC) ZL-6201 Targeting tumor and stroma via LRRC15

ZL-6201: novel LRRC15-targeting ADC for sarcomas and epithelial solid tumors

LRRC15's broad expression across sarcomas and CAFs in epithelial tumors, combined with minimal normal tissue expression, positions it as a differentiated ADC target

Structure of ZL-6201



A
B
C
S
N
OH
8

A: Humanized anti-LRRC15 IgG_1 mAb
B: Cleavable tripeptide-based linker
C: Camptothecin derivative payload, C24

ZL-6201: anti-LRRC15 ADC developed using TMALIN® platform

- Efficient payload delivery to the targeted cells with DAR=8
- Potent bystander killing mediated by the Topo-1 inhibitor payload C24

LRRC15 is Expressed in a Variety of Solid Tumors with High Unmet Need

Sarcoma – Tumor Cells

Tumor type	% LRRC15+ tumor cells
Osteosarcoma	87% (40/46)
Chondrosarcoma	71% (12/17)
Liposarcoma	55% (16/29)
Sarcomatoid carcinoma	52% (21/40)
UPS	49% (36/73)
Leiomyosarcoma	44% (16/36)
Synovial sarcoma	28% (11/39)
Rhabdomyosarcoma	19% (7/36)

Non-Sarcoma – Fibroblasts

Tumor type	%LRRC15+ fibroblasts
Breast	97% (36/37)
TNBC	96% (100/104)
Lung	92% (33/36)
HNSCC	89% (33/37)
Colon	86% (24/28)
Stomach	73% (27/37)
PDAC	71% (24/34)
Malignant melanoma	51% (39/77)
HCC	41% (9/22)
Ovary	44% (16/36)

- LRRC15 is a transmembrane protein overexpressed in mesenchymal tumors (sarcomas, glioblastoma, melanoma) and CAFs in epithelial tumors
- Minimal normal tissue expression makes LRRC15 an attractive ADC target

Abbreviations: Leucine-rich repeat-containing protein 15 (LRRC15); Cancer-associated fibroblasts (CAF). Source: Zai Lab presentation at 2026 AACR, April 2026.
31

ZL-6201 demonstrated potent anti-tumor activity via direct and bystander killing 32 ZL-6201 Drove Dose-dependent Tumor Growth Inhibition in LRRC15+ Bone and Soft-tissue Sarcoma PDX Models ZL-6201 Surrogate Efficacy in Non-sarcoma CDX Models is Mediated by LRRC15+ Mouse CAFs and a Strong Bystander Effect 0 7 14 21 28 0 500 1000 1500 2000 SA4109 Chondrosarcoma PDX Days post initial treatment Tu m or v ol um e (m m 3 ) Vehicle Ctrl mAb–C24 6 mg/kg ZL-6201 6 mg/kg Ctrl mAb–MMAE 6 mg/kg BM–MMAE 6 mg/kg Administration 0 7 14 21 28 0 500 1000 1500 2000 SA3840 Osteosarcoma PDX Days post initial treatment Tu m or v ol um e (m m 3 ) Vehicle Ctrl mAb–C24 3 mg/kg ZL-6201 1 mg/kg ZL-6201 3 mg/kg ZL-6201 10 mg/kg Administration 0 7 14 21 28 0 500 1000 1500 2000 SA4033 Leiomyosarcoma PDX Days post initial treatment Tu m or v ol um e (m m 3 ) Vehicle Ctrl mAb–C24 3 mg/kg ZL-6201 1 mg/kg ZL-6201 3 mg/kg ZL-6201 10 mg/kg Administration 0 7 14 21 28 35 0 500 1000 1500 2000 2500 EBC-1 NSCLC CDX Days post initial treatment Tu m or v ol um e (m m 3 ) Vehicle Ctrl mAb–C24 3 mg/kg ZL-6201 surrogate 3 mg/kg Administration 0 7 14 21 28 0 500 1000 1500 2000 2500 Detroit 562 HNSCC CDX Days post initial treatment Tu m or v ol um e (m m 3 ) Administration ZL-6201 surrogate 10 mg/kg Vehicle Ctrl mAb–C24 3 mg/kg ZL-6201 surrogate 3 mg/kg 0 7 14 21 28 35 0 500 1000 Panc 05.04 PDAC CDX Days post initial treatment Tu m or v ol um e (m m 3 ) Administration ZL-6201 Surrogate 10 mg/kg QW×2 Vehicle Ctrl mAb–C24 3 mg/kg QW×2 ZL-6201Surrogate 3 mg/kg QW×2 LRRC15 is highly expressed on the tumor cell surface of the following sarcomas: A. SA4109 chondrosarcoma PDX B. SA3840 osteosarcoma PDX derived from a 12- year-old female patient C. SA4033 leiomyosarcoma PDX In non-sarcoma solid tumor CDX models NSCLC EBC-1 D. HNSCC Detroit 562 E. and pancreatic cancer Panc 05.04 F. while tumor cells exhibit minimal LRRC15 surface expression, it is highly expressed on the surface of stromal cells from CAFs To investigate the anti-tumor effect, a rodent cross- reactive surrogate ADC was employed A B C D E F Topline results from dose escalation portion of Phase 1 expected in 1H’27

© 2023. Zai Lab. All Rights Reserved.NASDAQ:ZLAB | HKEX:9688 Other pipeline

ZL-1311 and ZL-1222: Two additional novel mechanisms advancing to the clinic

A MUC17-targeted TCE and an engineered PD-1/IL-12 cytokine, each designed to improve on first-generation approaches

ZL-1311 (MUC17/CD3)


A: MUC17
(VHH1)
B: CD3 Fab
C: Silent Fc
(knob-into-hole)
MUC17
(VHH2)

- MUC17 overexpressed in more than 50% of GC/GEJ patients
- Strong anti-tumor properties
- Minimal cytokine release syndrome

Key Next Steps

- ➢ Submit an IND application in the U.S. by YE'26 and initiate a global Phase 1 study in 1H'27

ZL-1222 (PD-1/IL-12)

AACR


A: αPD-1 vHH
B: Silent IgG1 Fc with half-life extension modification
C: Potency reduced hIL-12 mutein
β
α

- PD-1 targeting, next-generation IL-12 immunocytokine
- PD-1 targeting enhances the antitumor activity
- Potency-reduced IL-12 improves safety profile potentially by reducing NK cell activation

Key Next Steps

- ➢ Submit an IND application in the U.S. and initiate a global Phase 1 study in 2027

Source: 2025 AACR, 2026 AACR, Zai Lab posters.

34

zai Lab

© 2023. Zai Lab. All Rights Reserved.NASDAQ:ZLAB | HKEX:9688 China regional business

Key near-term regional launches to drive steady growth

Key Commercial Products

Zejula (niraparib) — Once-daily oral | VYVGART | VYVGART Hytrulo | COBENFY (xanomeline and trospium chloride) capsules | XACDURO

Potential Near-Term Launches

	Indications	PoC / Pivotal / Regulatory	Next Update	Market Opportunity in China[2]
VYVGART Hytrulo	OMG	*Positive Phase 3 results*	Potential Submission	44k
	Myositis	*Positive Phase 3 results*	Potential Submission	170k
Povetacicept	IgAN	*Positive interim results*	Potential Submission	3-5m patients; >750k diagnosed with biopsy
	pMN		Accelerate Enrollment (2026[1])	~2mn
Elegrobart	Thyroid Eye Disease	*Positive readouts in TED*	Complete Enrollment in China (3Q'26)	2-3m patients; 760k moderate-to-severe
tivdak	Cervical Cancer	*Approved in Jun'26* ✓	Commercial Launch (2027)	110k

zaiLab 再鼎医药

Strongly Positioned to Leverage the Evolving China Market

- ✓ Increasing transparency and predictability in **NRDL adjustments**
- ✓ Expansion of **supplemental health insurance**
- ✓ Pilot launch of "**National Commercial Health Insurance Innovative Drug List**"[3]
- ✓ Biopharmaceutical industry designated as **a pillar industry**[4]
- ✓ Optimize **formation mechanism for drug prices**[5]

Notes: (1) Zai Lab partner Vertex has completed enrollment in the Phase 2 portion of the global pivotal Phase 2/3 OLYMPUS study and has initiated the Phase 3 portion. Zai Lab participated in the global study in Greater China; (2) Zai Lab analysis and market research; (3) first introduction in 2025 and effective from Jan 1st, 2026; (4) China's 15th Five-Year Plan (2026–2030), a national socioeconomic development blueprint guiding policy priorities and industrial strategy across a five-year cycle; (5) The State Council Office issued Document No. 9, "Several Opinions of the General Office of the State Council on Improving the Drug Pricing Formation Mechanism" (国办发[2026]9号) issued in April 2026. In the case of high-level innovative drugs with a high degree of innovation and significant clinical value, their prices at the early stage of market entry should reflect the high R&D investment and high risk involved, and remain relatively stable for a certain period of time, according to the guidelines.

36 zaiLab

A broadening global oncology and immunology pipeline with a steady cadence of data readouts

	Programs (Target)		Indication	IND-enabling	Ph 1	PoC	Reg/ Ph 3	Status / Next Update
Oncology	Zoci (DLL3 ADC)	Zoci	2L+ SCLC				•	**Data** (interim analysis) 2H'27
		Zoci + PD-(L)1	1L SCLC			•		**Data** presented at ESMO; Phase 3 in planning
		Zoci + tarlatamab (TCE)[1] ± PD-L1	1L+ SCLC		•			Phase 1b ongoing
		Zoci + obrixtamig (TCE)[2] ± PD-L1	SCLC & epNEC		•			Phase 1b/2 initiating in 2H'26
		Zoci	epNEC				•	**Data** (registrational study) 1H'27
	ZL-6201 (LRRC15 ADC)	ZL-6201	Sarcoma and others			•		**Data** (PoC) 1H'27
	ZL-1222 (PD-1/IL-12)	ZL-1222	Solid tumors	•				Phase 1 initiating in 2027
	ZL-1311 (MUC17/CD3 TCE)	ZL-1311	Solid tumors	•				Phase 1 initiating in 1H'27
	ZL-6202 (undisclosed)	ZL-6202	Solid tumors	Candidate selection				
	ZL-1223 (undisclosed)	ZL-1223	Solid tumors	Candidate selection				
Immunology	ZL-1503 (IL-13/IL-31Rα)	ZL-1503	Mod-to-Sev AD			•		**Data** (SAD, healthy volunteers) Q4'26 **Data** (MAD, atopic dermatitis) 1H'27
	ZL-1505 (undisclosed)	ZL-1505	Immunology diseases	Candidate selection				

Note: (1) Amgen sponsors and leads global Phase 1b study; Zai Lab supplies study drug. (2) BI sponsors and leads global Phase 1b/2 study; Zai Lab supplies study drug.

37

zaiLab

75% of patients medication before 18 months Cobenfy – First novel mechanism in schizophrenia in 70+ years First National-Level Consensus Targeting Negative Symptoms to Cite X/T Evidence Unmet Needs in Schizophrenia Care in China 8Mn Adult patients with schizophrenia1 >70yrs No other novel agents approved Inclusion in China Schizophrenia Guidelines Key 2026 Priorities of patients discontinue treatment in 18 mos3 of patients had negative symptoms which are poorly controlled2 ~75% NMPA Approval Efficient approach for launch in a concentrated market Commercial efforts to accelerate Awareness, Adoption, and Access Prepare for 2027 NRDL listing and accelerate local manufacturing First inclusion of Cobenfy in national treatment guidelines globally No black-box warning Achievements Inclusion in Chinese Expert Consensus on Management of Negative Symptoms First national-level consensus targeting negative symptoms to cite Cobenfy evidence Abbreviation: National Medical Products Administration (NMPA). Notes: (1) Prevalence of mental disorders in China: a cross-sectional epidemiological study. The Lancet Psychiatry, 2019; (2) Zai Lab Schizophrenia 2025 Market Research study; (3) China schizophrenia treatment guideline (version 2), May 2015. >70% 38

A steady, commercially profitable business now powering global innovation 2020 2025 2028+ $460m* China Revenue 8 Commercial products (China) Commercially Profitable  Established in-licensing leadership  A scalable China commercial engine  Strong R&D capabilities with MNC standards  Dual gateway partner of choice  Commercial profitability reached  Mature global R&D capabilities; Zoci now in pivotal stage Strengthened the China Platform Commercial Profitability & Mature Global R&D Capabilities Global Approvals & Geographical Revenue Mix 0% Ex-China Revenues $49m China Revenue 0% Ex-China Revenues 4 Commercial products (China) Commercial Loss Note: * Zai Lab total revenue for the full year 2025 as updated in the fourth quarter 2025 earnings release. 2014 Founded as a Gateway to China Potential Key Global Product Approvals Zoci in 2L+ SCLC Zoci in 2L+ epNEC Zoci (+ IO) in 1L SCLC Zoci (+ TCE + IO) in 1L SCLC ZL-1503 in atopic dermatitis 39

Abbreviations BLA Biologics License Application CAF Cancer-associated fibroblast CR Complete response DAR Drug-to-antibody ratio DLL3 Delta-like ligand 3 DoR Duration of response EP Etoposide and platinum epNEC Extrapulmonary neuroendocrine carcinoma ES-SCLC Extensive-stage small cell lung cancer GC Gastric cancer GEJ Gastroesophageal junction Ig Immunoglobulin IgAN Immunoglobulin A nephropathy ILD Interstitial lung disease IO Immuno-oncology LCNEC Large cell neuroendocrine carcinoma LRRC15 Leucine-rich repeat-containing protein 15 LS-SCLC Limited-stage small cell lung cancer mAb Monoclonal antibody MAD Multiple ascending dose MOA Mechanism of action NEC Neuroendocrine carcinoma OMG Ocular myasthenia gravis ORR Objective response rate pMN Primary membranous nephropathy PS Performance status Q3W Once every 3 weeks SAD Single ascending dose SCLC Small cell lung cancer TME Tumor microenvironment TRAE Treatment-related adverse event 40